SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):   October 24, 1996




                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)





        0-27266                                   36-3154957
(Commission File Number)        (I.R.S. Employer Identification Number)



101 Kendall Point Drive, Oswego, Illinois                  60543
(Address of principal executive offices)                (Zip Code)



                                 (630) 820-1919
              (Registrant's telephone number, including area code)



ITEM 5.   OTHER EVENTS

          On October 24, 1996, Westell Technologies, Inc. released a Press Release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits


          Number    Description

            99.1 Press Release dated October 24, 1996 issued by the registrant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WESTELL TECHNOLOGIES, INC.

                                  /s/ Stephen J. Hawrysz

                              By: Stephen J. Hawrysz


Dated:  November 18, 1996